SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date earliest event reported) June 13, 1996
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                         HAUPPAUGE DIGITAL INC.
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      (Exact name of registrant as specified in its charter)

        Delaware                       1-13550                  11-3227864
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(State or other jurisdiction         (Commission              (IRS Employer
  of incorporation)                 File Number)          Identification No.)

       91 Cabot Court, Hauppauge, New York                      11788
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    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (516) 434-1600
                                                   --------------------------
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  (Former name or former address, if changed since last report.)

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Item 5.   Other Events.

          On June 13, 1996 the Company extended the redemption date from July 5, 1996 to July 17, 1996 for all of its outstanding Class A Redeemable Warrants at a price of $.10 per Warrant. In order to avoid redemption, the Warrants must be exercised by 5:00 p.m. local time on July 17, 1996. Warrants should be presented for exercise or redemption by timely delivery of the Warrant Certificates and payment of the exercise price (if exercised) to North American Transfer Co.
          at 147 West Merrick Road, Freeport, New York 11520, Attention:
          Mildred Rostolder.

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                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 27, 1996

                                   HAUPPAUGE DIGITAL INC.


                                   By: /s/ GERALD TUCCIARONE
                                       ________________________________
                                       Gerald Tucciarone
                                       Treasurer and Chief Financial Officer